UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE

EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL
EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Common Stock Offering

On June 9, 2016, MTS Systems Corporation (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule 1 to the Common Stock Underwriting Agreement.  Pursuant to the terms and conditions of the Common Stock Underwriting Agreement, the Company agreed to sell 1,650,000 shares of common stock, par value $0.25 per share (the “Common Stock”), of the Company at a price to the public of $42.00 per share (the “Common Stock Offering”). In addition, the Company granted the underwriters a 30-day option to purchase up to an additional 247,500 shares of Common Stock, which was exercised in full by the underwriters on June 10, 2016.

The Company closed the Common Stock Offering, including the issuance of the additional 247,500 shares of Common Stock, on June 15, 2016, in accordance with the terms and conditions of the Common Stock Underwriting Agreement.  The Company received net proceeds from the Common Stock Offering of approximately $73.5 million, after deducting underwriting discounts and commissions and estimated offering expenses.  The Company intends to use the net proceeds from the Common Stock Offering to fund a portion of the previously announced acquisition of PCB Group, Inc. (“PCB”), to repay amounts outstanding under the Company’s existing revolving credit facility and to pay related costs, fees and expenses. If the acquisition is not completed, the Company intends to use the net proceeds from the Common Stock Offering and the concurrent Tangible Equity Units Offering (as defined below), for general corporate purposes.

The Common Stock Underwriting Agreement contains customary representations and warranties by the Company and indemnification on certain matters in favor of the underwriters.

The sale of the Common Stock was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-211901) (the “Registration Statement”), including the prospectus dated June 7, 2016 contained therein, as supplemented by a preliminary prospectus supplement with respect to the Common Stock Offering filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2016  and a final prospectus supplement with respect to the Common Stock Offering filed with the SEC on June 13, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Common Stock Underwriting Agreement is attached hereto as Exhibit 1.1, and the description of the terms of the Common Stock Underwriting Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Tangible Equity Units Offering

Underwriting Agreement

Also on June 9, 2014, the Company entered into an underwriting agreement (the “Tangible Equity Units Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule 1 to the Tangible Equity Units Underwriting Agreement, related to a public offering of 1,000,000 8.75% tangible equity units (the “Units”), each such Unit with a stated amount of $100 (the “Tangible Equity Units Offering”). Pursuant to the terms of the Tangible Equity Units Underwriting Agreement, the Company granted the underwriters an option to purchase, within a 13-day period beginning on, and including, the issuance date for the Units, up to 150,000 additional Units.

Each Unit will consist of a prepaid stock purchase contract (each, a “Purchase Contract”) and an amortizing note (each, an “Amortizing Note”). Unless earlier settled or redeemed, each Purchase Contract will automatically settle on July 1, 2019 (subject to postponement in limited circumstances) for between 1.9841 and 2.3810 shares of the Common Stock, subject to certain adjustments under the terms of the agreement governing the Purchase Contracts. The Amortizing Notes will pay equal quarterly installments of $2.1875 per note (except the first such installment, which will be $2.5764 per note), which will constitute a payment of interest and a partial repayment of principal, and which in the aggregate will be equivalent to a 8.75% cash payment per year with respect to each $100 stated amount of each Unit. The Amortizing Notes will have a final installment payment date of July 1, 2019 and will be unsecured senior obligations of the Company.

The Company closed the Tangible Equity Units Offering on June 15, 2016, in accordance with the terms and conditions of the Tangible Equity Units Underwriting Agreement.  The Company expects to receive net proceeds from the Tangible Equity Units Offering of approximately $95.6 million, or approximately $110.2 million if the underwriters exercise their option to purchase additional Units in full, after deducting underwriting discounts and commissions and estimated offering expenses.  The Company intends to use the net proceeds from the Tangible Equity Units Offering to fund a portion of the previously announced acquisition of PCB, to repay amounts outstanding under the Company’s existing revolving credit facility and to pay related costs, fees and expenses. If the acquisition is not completed, the Company intends to use the net proceeds from the Tangible Equity Units Offering and the concurrent Common Stock Offering, for general corporate purposes.

The Tangible Equity Units Underwriting Agreement contains customary representations and warranties by the Company and indemnification on certain matters in favor of the underwriters.

The sale of the Units was made pursuant to the Registration Statement, including the prospectus dated June 7, 2016 contained therein, as supplemented by a preliminary prospectus supplement with respect to the Tangible Equity Units Offering filed with the SEC on June 8, 2016 and a final prospectus supplement with respect to the Tangible Equity Units Offering filed with the SEC on June 13, 2016 pursuant to Rule 424(b) under the Securities Act.

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit, in each case in accordance with the terms of the agreement governing the Purchase Contracts.

The Company does not intend to apply for a listing of the Units, the separate Purchase Contracts or the separate Amortizing Notes on any securities exchange or automated inter-dealer quotation system.

A copy of the Tangible Equity Units Underwriting Agreement is attached hereto as Exhibit 1.2, and the description of the terms of the Tangible Equity Units Underwriting Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Purchase Contracts

In connection with the issuance of the Units, the Company entered into a Purchase Contract Agreement, dated as of June 15, 2016, with U.S. Bank National Association, as purchase contract agent and as attorney-in-fact for the holders of the Purchase Contracts from time to time, and U.S. Bank National Association, as trustee under the Indenture (as defined below).  Unless settled or redeemed earlier, on July 1, 2019, each Purchase Contract will automatically settle and the Company will deliver a number of shares of Common Stock based on the applicable market value, which is the average of the daily volume weighted average price of the Common Stock on each of the 20 consecutive trading days beginning on, and including, the 23rd scheduled trading day immediately preceding July 1, 2019, as follows (subject to adjustment):

•                  if the applicable market value is equal to or greater than the threshold appreciation price, which is initially approximately $50.40, holders will receive 1.9841 shares of Common Stock per Purchase Contract (the “minimum settlement rate”);

•                  if the applicable market value is greater than the reference price, which is initially $42.00, but less than the threshold appreciation price, holders will receive a number of shares of Common Stock equal to $100, which is the stated amount of each Unit, divided by the applicable market value; and

•                  if the applicable market value is less than or equal to the reference price, holders will receive 2.3810 shares of Common Stock per Purchase Contract (the “maximum settlement rate”).

At any time prior to the close of business on the third scheduled trading day immediately preceding July 1, 2019, the holder of a Purchase Contract may settle its purchase contract early, and the Company will deliver a number of shares of Common Stock equal to the minimum settlement rate. In addition, if a “fundamental change” (as defined in the Purchase Contract Agreement) occurs and the Purchase Contract holder elects to settle its Purchase Contract early in connection with such fundamental change, such holder will receive a number of shares of Common Stock based on the fundamental change early settlement rate, as described in the Purchase Contract Agreement.

The Company may elect to settle all, but not less than all, outstanding Purchase Contracts on or after July 1, 2017 and prior to July 1, 2019 at the “early mandatory settlement rate” (as defined in the Purchase Contract Agreement), upon a date fixed by the Company upon not less than 20 but not more than 35 business days’ notice.  In addition, if the agreement and plan of merger relating to the Company’s pending acquisition of PCB has terminated, the Company may elect within the five business days immediately following October 31, 2016 to redeem all, but not less than all, outstanding Purchase Contracts on the terms set forth in the Purchase Contract Agreement (a “Merger Termination Redemption”). Except for cash in lieu of fractional shares or, under certain circumstances, in the event of a Merger Termination Redemption, the Purchase Contract holders will not receive any cash distributions under the Purchase Contracts.

Amortizing Notes

In connection with the issuance of the Amortizing Notes, the Company entered into an Indenture, dated as of June 15, 2016 (the “Base Indenture”), with U.S. Bank National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of June 15, 2016, with the Trustee (the “Supplemental Indenture” and, together, with the Base Indenture, the “Indenture”). The form of the Base Indenture was filed as Exhibit 4.2 to the Registration Statement.

On each January 1, April 1, July 1 and October 1, commencing on October 1, 2016 (each, an “installment payment date”), the Company will pay holders of Amortizing Notes equal quarterly cash installments of $2.1875 per Amortizing Note (except for the October 1, 2016 installment payment, which will be $2.5764 per Amortizing Note), which cash payment in the aggregate will be equivalent to a 8.75% cash distribution per year with respect to each $100 stated amount of Units. Each installment will constitute a payment of interest (at a rate of 6.97% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the amortization schedule provided in the Indenture.  If the Company elects to settle the Purchase Contracts early or in the event of Merger Termination Redemption, holders of the Amortizing Notes (whether held as part of a Unit or as a separate Amortizing Note) will have the right to require the Company to repurchase such holders’ Amortizing Notes.

The Indenture contains certain covenants by the Company, including, a covenant that limits the Company’s ability to consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. The Indenture also contains customary events of default which would permit the holders of the Amortizing Notes to declare those Amortizing Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely installment payments on the Amortizing Notes or other material indebtedness, the failure to satisfy covenants and specified events of bankruptcy and insolvency.

The foregoing description of the Unit Underwriting Agreement, the Purchase Contract Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto and are incorporated herein by reference.

Capped Call Transactions

On June 9, 2016, in connection with the pricing of the Tangible Equity Units Offering, the Company entered into privately-negotiated capped call transactions (the “Capped Call Transactions”) with each of JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association (collectively, the “Option Counterparties”). The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the minimum number of shares of the Common Stock that will initially underlie the Purchase Contracts sold in the Tangible Equity Units Offering.

If the underwriters in the Tangible Equity Units Offering exercise their option to purchase additional Units, the Company may enter into additional Capped Call Transactions with the Option Counterparties, which will cover, subject to customary anti-dilution adjustments, the minimum number of shares of Common Stock that will initially underlie the additional Purchase Contracts sold to the underwriters.

The Capped Call Transactions are expected to reduce the potential dilution with respect to Common Stock upon any settlement of the Purchase Contracts to the extent that the market price per share of Common Stock, as measured under the terms of the Capped Call Transactions, exceeds the applicable strike price of the Capped Call Transactions, which initially corresponds to the applicable threshold appreciation price of the Purchase Contracts and is subject to anti-dilution adjustments substantially similar to those applicable to the Purchase Contracts. However, such reduction and/or offset is subject to a cap to the extent that the market price per share of Common Stock, as measured under the terms of the Capped Call Transactions, is greater than the cap price of the Capped Call Transactions.

The Company will not be required to make any cash payments to the Option Counterparties upon the exercise of the options that are evidenced by the Capped Call Transactions. In connection with the settlement of any Purchase Contracts, subject to the immediately succeeding sentence, the Company will be entitled to receive from the Option Counterparties a number of shares of Common Stock, for all such Purchase Contracts settled on a settlement date generally corresponding to the amount by which the market price per share of Common Stock, as measured under the terms of the Capped Call Transactions, exceeds the applicable strike price of the Capped Call Transactions during the relevant valuation period under the Capped Call Transactions, with such number of shares of our Common Stock subject to a cap. If the Purchase Contracts or any portion thereof are settled or redeemed prior to the 23rd scheduled trading day immediately preceding July 1, 2019, then the Capped Call Transactions, or the corresponding portions thereof, will be subject to early termination.

The Capped Call Transactions are separate transactions entered into by the Company with the Option Counterparties, and are not a part of the terms of the Purchase Contracts or Units and will not affect the holders’ rights under the Purchase Contracts or Units. Holders of the Purchase Contracts will not have any rights with respect to the Capped Call Transactions.

The description of the Capped Call Transactions above is qualified in its entirety by reference to the text of the Capped Call Transaction Confirmations, copies of which are included in Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Miscellaneous

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Faegre Baker Daniels LLP relating to (i) the validity of the shares of Common Stock sold in the Common Stock Offering, and (ii) the validity of Units, Purchase Contracts and Amortizing Notes sold in the Tangible Equity Units Offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

In addition, attached as Exhibits 23.2 and 23.3 to this Current Report on Form 8-K and incorporated herein by reference are copies of the consent of each of Chiampou Travis Besaw & Kershner LLP and KPMG LLP, respectively, with respect to certain financial statements of PCB and related notes thereto incorporated by reference into the Registration Statement (the “Auditor Consents”). The Auditor Consents are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the SEC.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above with respect to the Tangible Equity Units Offering is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                               Underwriting Agreement (Common Stock), dated as of June 9, 2016, by and among MTS Systems Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

1.2                               Underwriting Agreement (Tangible Equity Units), dated as of June 9, 2016, by and among MTS Systems Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

4.1                               Indenture, dated as of June 15, 2016, by and between MTS Systems Corporation and U.S. Bank National Association, as trustee.

4.2                               First Supplemental Indenture, dated as of June 15, 2016, by and between MTS Systems Corporation and U.S. Bank National Association, as trustee.

4.3                               Purchase Contract Agreement, dated as of June 15, 2016, by and among MTS Systems Corporation, U.S. Bank National Association, as purchase contract agent and as attorney-in-fact for the holders of the purchase contracts from time to time, and U.S. Bank National Association, as trustee under the Indenture.

4.4                               Form of Tangible Equity Unit (included in Exhibit 4.3 above).

4.5                               Form of Purchase Contract (included in Exhibit 4.3 above).

4.6                               Form of Amortizing Note (included in Exhibit 4.2 above).

5.1                               Opinion of Faegre Baker Daniels LLP.

10.1                        Capped Call Transaction Confirmation, dated as of June 9, 2016, by and between MTS Systems Corporation and JPMorgan Chase Bank, National Association.

10.2                        Capped Call Transaction Confirmation, dated as of June 9, 2016, by and between MTS Systems Corporation and Wells Fargo Bank, National Association.

23.1                        Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1 above).

23.2                        Consent of Chiampou Travis Besaw & Kershner LLP.

23.3                        Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: June 15, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
1.1

Underwriting Agreement (Common Stock), dated as of June 9, 2016, by and among MTS Systems Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

Filed Electronically.

1.2

Underwriting Agreement (Tangible Equity Units), dated as of June 9, 2016, by and among MTS Systems Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

Filed Electronically.

4.1	Indenture, dated as of June 15, 2016, by and between MTS Systems Corporation and U.S. Bank National Association, as trustee.	Filed Electronically.

4.2	First Supplemental Indenture, dated as of June 15, 2016, by and between MTS Systems Corporation and U.S. Bank National Association, as trustee.	Filed Electronically.

4.3

Purchase Contract Agreement, dated as of June 15, 2016, by and among MTS Systems Corporation, U.S. Bank National Association, as purchase contract agent and as attorney-in-fact for the holders of the purchase contracts from time to time, and U.S. Bank National Association, as trustee under the Indenture.

Filed Electronically.

4.4	Form of Tangible Equity Unit.	Included in Exhibit 4.3.

4.5	Form of Purchase Contract.	Included in Exhibit 4.3.

4.6	Form of Amortizing Note.	Included in Exhibit 4.2.

5.1	Opinion of Faegre Baker Daniels LLP.	Filed Electronically.

10.1	Capped Call Transaction Confirmation, dated as of June 9, 2016, by and between MTS Systems Corporation and JPMorgan Chase Bank, National Association.	Filed Electronically.

10.2	Capped Call Transaction Confirmation, dated as of June 9, 2016, by and between MTS Systems Corporation and Wells Fargo Bank, National Association.	Filed Electronically.

23.1	Consent of Faegre Baker Daniels LLP.	Included in Exhibit 5.1.

23.2	Consent of Chiampou Travis Besaw & Kershner LLP.	Filed Electronically.

23.3	Consent of KPMG LLP.	Filed Electronically.